Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

                This First Amendment to Credit Agreement (this “First Amendment”) is made as of November 10, 2005, by and among GLOBAL OPERATING LLC, a Delaware limited liability company (“OLLC”), GLOBAL COMPANIES LLC, a Delaware limited liability company (“Global”), GLOBAL MONTELLO GROUP CORP., a Delaware corporation (“Montello”), GLEN HES CORP., a Delaware corporation (“Glen Hes” and, collectively with OLLC, Global and Montello, the “Borrowers” and each a “Borrower”), GLOBAL PARTNERS LP, a Delaware limited partnership (the “MLP”), GLOBAL GP LLC, a Delaware limited liability company (the “GP” and, collectively with the MLP, the “Initial Guarantors and each individually, an “Initial Guarantor”), each “Lender” (as such term is defined in the Credit Agreement referred to below) party hereto and Bank of America, N.A. as Administrative Agent and L/C Issuer (as each such term is defined in the Credit Agreement), amending certain provisions of that certain Credit Agreement dated as of October 4, 2005 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrowers, the Initial Guarantors, the Lenders, the Administrative Agent and the L/C Issuer.  Terms not otherwise defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties, the Lenders, the Administrative Agent and the L/C Issuer desire to amend certain provisions of the Credit Agreement to, among other things, (a) increase the Initial WC Revolver Total Commitment from $300,000,000 to $350,000,000; and (b) provide for an additional increase in the Total WC Revolver Commitment such that the Total WC Revolver Commitment may, pursuant to the terms and conditions of the Credit Agreement, be increased to $450,000,000 (from the $350,000,000 amount available prior to giving effect to this First Amendment), in all cases as provided more fully herein below;

                NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                §1.  Amendment to Section 1 of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended as follows:

                (a)           the definition of “Applicable Percentage” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and restating it as follows:

                “Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Total WC Revolver Commitment (subject, however, to the proviso contained in this definition), the Total Revolver Commitment or the Total Acquisition Commitment, as the case may be, represented by such Lender’s WC Commitment, Acquisition Commitment or Revolver Commitment, as the case may be, at such time, provided, however, in respect of the Total WC Revolver Commitment, each Lender’s Applicable Percentage may change as of any date of determination based on whether the Total WC Revolver Commitment has been increased and/or decreased in accordance with Section 2.1(a)(ii) and/or Section 2.1(a)(iii) hereof and as such, (a) to the extent as of any date of determination the Total WC Revolver Commitment has not been increased pursuant to Sections 2.1(a)(ii) and/or (iii) hereof, each such Lender’s Applicable Percentage of the Total WC Revolver Commitment shall be that percentage set forth opposite the name of such Lender on Schedule 2.1 under the column headed “Applicable Percentage of the Initial WC Revolver Total Commitment” (hereinafter referred to as the “Initial WC Revolver Applicable Percentage”); (b) to the extent as of any date of determination the Total WC Revolver Commitment has been increased pursuant to Section 2.1(a)(ii) hereof, each such Lender’s Applicable Percentage of the Total WC Revolver Commitment shall be that percentage set forth opposite the name of such Lender on Schedule 2.1 under the column headed “Applicable Percentage of the Total WC Revolver Commitment after increase pursuant to Section 2.1(a)(ii)” (hereinafter referred to as the “First Increase WC Revolver Applicable Percentage”); and (c) to the extent as of any date of determination the Total WC Revolver Commitment has been increased pursuant to Section 2.1(a)(iii) hereof, each such Lender’s Applicable Percentage of the Total WC Revolver Commitment shall be that percentage set forth opposite the name of such Lender on Schedule 2.1 under the column headed “Applicable Percentage of Total WC Revolver Commitment after increase pursuant to Section 2.1(a)(iii)” (hereinafter referred to as the “Final Increase WC Revolver Applicable Percentage”).  If the commitment of each Lender to make Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have terminated pursuant to Section 8.2 or if the Total WC Revolver Commitment, Total Revolver Commitment or Total Acquisition Commitments, as the case may be, have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments.  The initial Applicable Percentage of each Lender for each of the WC Revolver Loan, the Acquisitions Loans and the Revolver Loans is set forth opposite the name of such Lender on Schedule 2.1 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

                (b)           the definition of “Initial WC Revolver Total Commitment” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and restating it as follows:

                “Initial WC Revolver Total Commitment” means the Total WC Revolver Commitment as in effect on November 10, 2005, as the same may be reduced in accordance with the terms hereof.  On November 10, 2005, the Initial WC Revolver Total Commitment is $350,000,000.

                (c)           the definition of “WC Revolver Commitment” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and restating it as follows:

                “WC Revolver Commitment” means, as to each Lender, its obligation to (a) make WC Revolver Loans to the Borrower pursuant to Section 2.1(a) and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.1 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.  For the avoidance of doubt, the parties hereto hereby acknowledge and agree that any Lender’s obligation to make WC Revolver Loans to the Borrower as of any date of determination will be in those aggregate amounts set forth on Schedule 2.1, and the Applicable Percentage of any Lender to make such WC Revolver Loans may vary, in the manner set forth on Schedule 2.1, to the extent the Total WC Revolver Commitment is increased pursuant to Section 2.1(a)(ii) and/or Section 2.1(a)(iii) hereof.

                (d)           Section 1.1 of the Credit Agreement is further amended by inserting the following definitions in the appropriate alphabetical order:

                “Final WC Revolver Applicable Percentage” has the meaning set forth in the definition of “Applicable Percentage”.

                “First WC Revolver Applicable Percentage” has the meaning set forth in the definition of “Applicable Percentage”.

                “Incremental Facility Decrease Date” has the meaning set forth in Section 2.1(a)(iii).

                “Incremental Facility Increase Amount” has the meaning set forth in Section 2.1(a)(iii).

                “Incremental Facility Increase Date” has the meaning set forth in Section 2.1(a)(iii).

                “Initial WC Revolver Applicable Percentage” has the meaning set forth in the definition of “Applicable Percentage”.

§2.  Amendment to Section 2 of the Credit Agreement.  Section 2 of the Credit Agreement is hereby amended as follows:

(a)           Section 2.1 of the Credit Agreement is hereby amended by deleting Section 2.1(a) in its entirety and restating Section 2.1(a) as follows:

2.1.  Commitments for Loans.

(a)           Working Capital Revolver.

                (i)            Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “WC Revolver Loan”) to the Borrowers from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s WC Revolver Commitment; provided, however, that after giving effect to any Borrowing of a WC Revolver Loan (i) the Total WC Revolver Outstandings shall not exceed the lesser of (1) the Total WC Revolver Commitment as in effect on such date and (2) the Borrowing Base at such time, and (ii) the aggregate Outstanding Amount of the WC Revolver Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations shall not exceed such Lender’s WC Revolver Commitment.  Within the limits of each Lender’s WC Revolver Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.1(a), prepay under Section 2.4, and reborrow under this Section 2.1(a).  WC Revolver Loans may be Base Rate Loans, Cost of Funds Rate Loans or Eurodollar Rate Loans, as further provided herein.

                (ii)           At any time during a Seasonal Overline Period, upon one (1) Business Day prior written notice to the Administrative Agent and the Lenders, and so long as no Default or Event of Default has occurred and is continuing or would exist as a result thereof, the Borrowers may increase the Total WC Revolver Commitment by an amount equal to $50,000,000 (such amount being hereinafter referred to as the “Facility Increase Amount”), provided that, unless the Borrowers have simultaneously accessed the Incremental Facility Increase Amount in accordance with Section 2.1(a)(iii), the Total WC Revolver Commitment shall at no time exceed the Initial WC Revolver Total Commitment as in effect immediately prior to such increase plus $50,000,000 and, to the extent the Borrowers have accessed the Incremental Facility Increase Amount in accordance with Section 2.1(a)(iii), then the Total WC Revolver Commitment shall at no time exceed the Initial WC Revolver Total Commitment as in effect immediately prior to such increase, plus $50,000,000 plus the amount of the Incremental Facility Increase Amount, and, provided further, that the Borrowers shall only be permitted to increase the Total WC Revolver Commitment pursuant to this Section 2.1(a)(ii) once during such Seasonal Overline Period.  The increase in the Total WC Revolver Commitment shall become effective upon (a) receipt by the Administrative Agent and the Lenders of the notice as described in the first sentence of this Section 2.1(a)(ii); (b) evidence satisfactory to the Administrative Agent of pro forma compliance with the financial covenants contained in Section 7.18 hereof both before and after giving effect to the increase; and (c) receipt by the Administrative Agent for the respective accounts of the Lenders based on such Lender’s First Increase WC Revolver Applicable Percentage the fee set forth in Section 2.8(c) hereof at the time required by Section 2.8(c) (such effective date being hereinafter referred to as a “Facility Increase Date”).  On such Facility Increase Date, the WC Revolver Commitment of each Lender shall be increased to those amounts set forth on Schedule 2.1 under the column headed “WC Revolver Commitment after 2.1(a)(ii) Increase” based on each such Lender’s First Increase WC Revolver Applicable Percentage of the Total WC Revolver Commitment as in effect after giving effect to the Facility Increase Amount.   Subject to the terms and conditions set forth in this Agreement, each of the Lenders severally agrees that on the Facility Increase Date, its WC Revolver Commitment shall be automatically increased as set forth in this Section 2.1(a)(ii) and on Schedule 2.1.  To the extent the Borrowers have not reduced the Total WC Revolver Commitment by $50,000,000 at the expiration of the Seasonal Overline Period, then, on such expiration date, the Total WC Revolver Commitment shall automatically be reduced by $50,000,000 (or, if the Borrowers’ have also increased the Total WC Revolver Commitment pursuant to Section 2.1(a)(iii) hereof, then reduced by an amount equal to the sum of $50,000,000 plus the Incremental Facility Increase Amount), and the Borrowers’ jointly and severally agree to pay to the Administrative Agent, for the respective accounts of the Lenders based on each such Lender’s First Increase WC Revolver Applicable Percentage, the amount of any WC Revolver Loans which are in excess of the Total WC Revolver Commitment as in effect after giving effect to such reduction.   In addition, the parties hereto hereby agree that at any time in which the Total WC Revolver Commitment has been increased pursuant to this Section 2.1(a)(ii), the Borrowers shall have the right, so long as the Incremental Facility Increase Amount has been reduced to zero, at any time and from time to time during the applicable Seasonal Overline Period, upon one (1) Business Days’ prior written notice to the Administrative Agent to reduce the Total WC Revolver Commitment by an amount equal to the Facility Increase Amount (the effective date of such decrease shall be hereinafter referred to as a “Facility Decrease Date”), whereupon the Total WC Revolver Commitment shall be reduced by such amount (and the WC Revolver Commitments of the Lenders shall be reduced in accordance with their respective First Increase WC Revolver Applicable Percentages by such amount).  The Borrowers shall only have the right to reduce the Total WC Revolver Commitment pursuant to this Section 2.1(a)(ii) once during any Seasonal Overline Period.  Promptly after receiving any notice of the Borrowers delivered pursuant to this Section 2.1(a)(ii), the Administrative Agent will notify the Lenders of the substance thereof.  On the Facility Decrease Date, the Borrowers shall jointly and severally pay to the Administrative Agent for the respective accounts of the Lenders the full amount of any facility fee then accrued on the amount of the reduction.

                (iii)          At any time during a Seasonal Overline Period and so long as the Total WC Revolver Commitment has been increased in accordance with Section 2.1(a)(ii) by the full amount available thereunder and the Facility Increase Amount equals $50,000,000, upon one (1) Business Day prior written notice to the Administrative Agent and the Lenders, and so long as no Default or Event of Default has occurred and is continuing or would exist as a result thereof, the Borrowers may again increase the Total WC Revolver Commitment by an additional amount equal to $50,000,000 (such amount being hereinafter referred to as the “Incremental Facility Increase Amount”), provided that, the Total WC Revolver Commitment shall at no time exceed the Initial WC Revolver Total Commitment as in effect immediately prior to any increase made in accordance with Section 2.1(a)(ii) plus $100,000,000, and, provided further, that the Borrowers shall only be permitted to increase the Total WC Revolver Commitment pursuant to this Section 2.1(a)(iii) once during such Seasonal Overline Period.  The increase in the Total WC Revolver Commitment pursuant to this Section 2.1(a)(iii) shall become effective upon (a) receipt by the Administrative Agent and the Lenders of the notice as described in the first sentence of this Section 2.1(a)(iii); (b) evidence satisfactory to the Administrative Agent of pro forma compliance with the financial covenants contained in Section 7.18 hereof both before and after giving effect to the increase; and (c) receipt by the Administrative Agent for the respective accounts of the Lenders based on such Lender’s Final Increase WC Revolver Applicable Percentage the fee set forth in Section 2.8(c) hereof at the time required by Section 2.8(c) (such effective date being hereinafter referred to as a “Incremental Facility Increase Date”).  On such Incremental Facility Increase Date, the WC Revolver Commitment of each Lender shall be increased to those amounts set forth on Schedule 2.1 under the column headed “WC Revolver Commitment after 2.1(a)(iii) Increase” based on each such Lender’s Final Increase WC Revolver Applicable Percentage of the Total WC Revolver Commitment as in effect after giving effect to the Incremental Facility Increase Amount.  Subject to the terms and conditions set forth in this Agreement, each of the Lenders severally agrees that on the Incremental Facility Increase Date, its WC Revolver Commitment shall be automatically increased as set forth in this Section 2.1(a)(iii).  To the extent the Borrowers have not reduced the Total WC Revolver Commitment by $100,000,000 at the expiration of the Seasonal Overline Period, then, on such expiration date, the Total WC Revolver Commitment shall automatically be reduced by an amount equal to the sum of the Facility Increase Amount plus the Incremental Facility Increase Amount minus the amount by which the Total WC Revolver Commitment has been reduced during such Seasonal Overline Period, and the Borrowers’ jointly and severally agree to pay to the Administrative Agent, for the respective accounts of the Lenders based on each such Lender’s Final Increase WC Revolver Applicable Percentage, the amount of any WC Revolver Loans which are in excess of the Total WC Revolver Commitment as in effect after giving effect to such reduction.   In addition, the parties hereto hereby agree that at any time in which the Total WC Revolver Commitment has been increased pursuant to this Section

2.1(a)(iii), the Borrowers shall have the right at any time and from time to time during the applicable Seasonal Overline Period, upon one (1) Business Days’ prior written notice to the Administrative Agent to reduce the Total WC Revolver Commitment by an amount equal to the Incremental Facility Increase Amount (the effective date of such decrease shall be hereinafter referred to as a “Incremental Facility Decrease Date”), whereupon the Total WC Revolver Commitment shall be reduced by such amount (and the WC Revolver Commitments of the Lenders shall be reduced in accordance with their respective Final Increase WC Revolver Applicable Percentages by such amount).  The Borrowers shall only have the right to reduce the Total WC Revolver Commitment pursuant to this Section 2.1(a)(iii) once during any Seasonal Overline Period.  Promptly after receiving any notice of the Borrowers delivered pursuant to this Section 2.1(a)(iii), the Administrative Agent will notify the Lenders of the substance thereof.  On the Incremental Facility Decrease Date, the Borrowers shall jointly and severally pay to the Administrative Agent for the respective accounts of the Lenders the full amount of any facility fee then accrued on the amount of the reduction.

(b)           Section 2.4(a) of the Credit Agreement is hereby amended by inserting immediately at the end of the text of Section 2.4(a) the following sentence:  “Notwithstanding anything to the contrary contained herein, and for the avoidance of doubt, to the extent any repayments are made on the WC Revolver Loan at a time when the aggregate outstanding WC Revolver Loans (i) are less than the Initial WC Revolver Total Commitment, such repayments shall be applied to the Loans of the Lenders in accordance with their Initial WC Revolver Applicable Percentage; (ii) are greater than the Initial WC Revolver Total Commitment but less than the Total WC Revolver Commitment as in effect pursuant to an increase thereof in accordance with Section 2.1(a)(ii), such repayments shall be applied to the Loans of the Lenders in accordance with their First WC Revolver Applicable Percentage until such time as the outstanding amounts equal the Initial WC Revolver Total Commitment, and then the remaining amounts to such Lenders in accordance with such Lenders Initial WC Revolver Applicable Percentage; and (iii) are greater than the Total WC Revolver Commitment as in effect pursuant to an increase thereof in accordance with Section 2.1(a)(iii) due to an increase in the Total WC Revolver Commitment in accordance with Section 2.1(a)(iii), such repayments shall be applied to the Loans of the Lenders in accordance with their Final WC Revolver Applicable Percentage until such time as the outstanding amounts equal the Total WC Revolver Commitment as in effect after giving effect to the increase thereof in accordance with Section 2.1(a)(ii), then to the Loans of the Lenders in accordance with their First WC Revolver Total Commitment until such time as the outstanding amounts are equal to the Initial WC Revolver Total Commitment, and then the remaining amounts to such Lenders in accordance with such Lenders Initial WC Revolver Applicable Percentage.

(b)           Section 2.8(b) of the Credit Agreement is hereby amended by deleting the amount “$350,000,000” which appears in the first sentence of Section 2.8(b) and substituting in place thereof the amount “$450,000,000”.

(c)           Section 2.8(c) of the Credit Agreement is hereby amended by inserting immediately after the end of the first sentence thereof the following sentence:  “In addition, to the extent the Borrowers elect to increase the Total WC Revolver Commitment pursuant to Section 2.1(a)(iii) hereof during any Seasonal Overline Period, on each Incremental Facility Increase Date, the Borrowers shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage of the Total WC Revolver Commitment, an increase fee in the amount of $30,000.”

§3.  Amendment to Schedule 2.1 to the Credit Agreement; Reallocation.  Schedule 2.1 to the Credit Agreement is hereby amended by deleting Schedule 2.1 in its entirety and replacing it with the Schedule 2.1 attached hereto.  In addition, the parties hereto hereby acknowledge and agree that to the extent any WC Revolver Loans are outstanding on the date on which this First Amendment becomes effective, the Lenders with a WC Revolver Commitment shall make such allocations among themselves such that after giving effect to this First Amendment each such Lender’s outstanding WC Revolver Loans shall not exceed such Lender’s Applicable Percentage of the Total WC Revolver Commitment.

§4.  Conditions to Effectiveness. This First Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of the following:

(a)  the fully-executed original counterparts of this First Amendment executed by the Loan Parties, the Administrative Agent and the required Lenders;

(b)  receipt by the Administrative Agent for the respective accounts of the Lenders of an amendment fee of $1,000 for each such Lender as required by Section 2.8(d) of the Credit Agreement;

(c)  receipt by the Administrative Agent of the fees provided for in the fee letter of even date herewith; and

(d)  evidence satisfactory to the Administrative Agent that all necessary corporate, partnership and limited liability company action has been taken to approve the transactions contemplated hereby.

                §5.  Representations and Warranties.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this First Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.

                §6.  Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this First Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

                §7.  No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer or the Lenders consequent thereon.

                §8.  Counterparts.  This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

                §9.  Governing Law.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.

                                                                                                GLOBAL OPERATING LLC

                                                                                                By:  Global Partners LP, its sole member

                                                                                                By:  Global GP LLC, its general partner

                                                                                                By:          /s/ Thomas A. McManmon, Jr.

                                                                                                Title:       Executive Vice President

                                                                                                GLOBAL COMPANIES LLC

                                                                                                By:  Global Operating LLC, its sole member

                                                                                                By:  Global Partners LP, its sole member

                                                                                                By:  Global GP LLC, its general partner

                                                                                                By:          /s/ Thomas A. McManmon, Jr.

                                                                                                Title:       Executive Vice President

                                                                                                GLOBAL MONTELLO GROUP CORP.

                                                                                                By:          /s/ Thomas A. McManmon, Jr.

                                                                                                Title:       Executive Vice President

                                                                                                GLEN HES CORP.

                                                                                                By:          /s/ Thomas A. McManmon, Jr.

                                                                                                Title:       Executive Vice President

                                                                                                CHELSEA SANDWICH LLC

                                                                                                By:  Global Operating LLC, its sole member

                                                                                                By:  Global Partners LP, its sole member

                                                                                                By:  Global GP LLC, its general partner

                                                                                                By:          /s/ Thomas A. McManmon, Jr.

                                                                                                Title:       Executive Vice President

                                                                                                BANK OF AMERICA, N.A., as

                                                                                                       Administrative Agent

                                                                                                By:          /s/ Michael R. Langmeyer

                                                                                                    Title:  Assistant Vice President

                                                                                                BANK OF AMERICA, N.A., as

                                                                                                     a Lender and L/C Issuer

                                                                                                By:          /s/ Robert D. Valbona

                                                                                                    Robert D. Valbona, Managing Director

                                                                                                STANDARD CHARTERED BANK, as

                                                                                                     a Lender

Robert K. Reddington
AVP/CREDIT DOCUMENTATION	By:	/s/ Carolyn Jacobs
CREDIT RISK CONTROL	Title: Senior Vice President
STANDARD CHARTERED BANK NY

                                                                                                JPMORGAN CHASE BANK, N.A., as

                                                                                                     a Lender

                                                                                                By:          /s/ John M. Hariaczyi

                                                                                                Title:       Vice President

                                                                                                SOCIETE GENERALE, as a Lender

                                                                                                By:          /s/ Emmanuel Chesneau

                                                                                                Title:       Managing Director

                                                                                                By:          /s/ Barbara Paulsen

                                                                                                Title:       Director

                                                                                                CITIZENS BANK OF MASSACHUSETTS,

                                                                                                     as a Lender

                                                                                                By:          /s/ Marina Grossi

                                                                                                Title:       Senior Vice President

                                                                                                SOVEREIGN BANK, as a Lender

                                                                                                By:          /s/ Robert D. Lanigan

                                                                                                Title:       Senior Vice President

                                                                                                FORTIS CAPITAL CORP., as a Lender

                                                                                                By:          /s/ Christina M. Reynolds

                                                                                                Title:       Senior Vice President

                                                                                                WEBSTER BANK NATIONAL

                                                                                                     ASSOCIATION, as a Lender

                                                                                                By:          /s/ Carol Carver

                                                                                                Title:       Vice President

                                                                                                KEYBANK NATIONAL ASSOCIATION,

                                                                                                      as a Lender

                                                                                                By:          /s/ Keven D. Smith                                                                                                                                               Title:       Vice President

RATIFICATION OF GUARANTY

                Each of the undersigned guarantors (each a “Guarantor”) hereby acknowledges and consents to the foregoing First Amendment as of November 10, 2005, and agrees that the Guaranty dated as of October 4, 2005 (as amended and in effect from time to time, the “Guaranty”) from each of the undersigned Guarantors remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder. Notwithstanding anything to the contrary contained herein, the parties thereto hereby acknowledge, agree and confirm that as of the date hereof, the Guaranty remains in full force and effect.

                                                                                                GLOBAL PARTNERS LP
                                                                                                By: Global GP LLC, its general partner

                                                                                                By:          /s/ Thomas A. McManmon, Jr.

                                                                                                Title:       Executive Vice President

                                                                                                GLOBAL GP LLC

                                                                                                By:          /s/ Thomas A. McManmon, Jr.

                                                                                                Title:       Executive Vice President